Exhibit 99.2

MICT, Inc. A NEW DIRECTION FINTECH MICT (Nasdaq Capital Markets) www.mict - inc.com Q2 - 21 Earnings Presentation 1

Safe Harbor Statements Safe harbor statement under the Private Securities Litigation Reform Act of 1995: This presentation may contain forward - looking statements that involve risks, uncertainties, and assumptions. If any such uncertainties materialize or if any of the assumptions proves incorrect, the results of MICT, Inc. could differ materially from the results expressed or implied by the forward - looking statements we make. All statements other than statements of historical fact could be deemed forward - looking, including any projections of product or service availability, subscriber growth, earnings, revenues, or other financial items and any statement regarding strategies or plans of management for future operations, statements or belief, any statements concerning new, planned, or upgraded service or technology developments and consumer contracts or use of our services. The risks and uncertainties referred to above include, but are not limited to, risks associated with developing and delivering new functionality for our service, new products and services, our new business model, our past operating losses, possible fluctional in our operating results and rate of growth, the outcome of any litigation, risks associated with completed and any possible mergers and acquisitions, our relatively limited operating history, our ability to expand, retain, and motivate our employees and manage our growth, new releases of our service and successful customer deployment. Further information on potential factors that could affect the financial results of MICT, Inc. is included in our annual report on Form 10 - K for the most recent fiscal year and in our quarterly report on Form 10 - Q of the most recent fiscal quarter. These documents and others containing important disclosures are available on the SEC Filings section of the Investor information of our Website. MICT, Inc. assumes no obligation and does not intend to update these forward - looking statements. 2

Q2 - 21 Accomplishments » Insurance brokerage revenue increased 50% Q/Q in Q2, $12.3 million versus $8.2 million, driven entirely from growth in B2B sales » Total revenues up 38% over Q1 » Stock trading app, Magpie, in final stages of testing and set for full launch in mid - September 2021 » Commodities trading platform to launch by end of September » Micronet investment reduced to approximately 37%, eliminating the requirement to consolidate in MICT’s results » MICT was added to the MSCI USA Micro Cap Index on May 27 th » As of June 30, 2021, cash position approximately $114 million 3

Second Quarter At A Glance Q2 - 21 vs. Q1 - 21 Q2 - 21 Q1 - 21 ▪ $12.3M Revenue, all from B2B insurance business ▪ $8.9M Revenue, of which $8.2m from B2B insurance business ▪ Insurance brokerage revenues grew by 50 % over Q 1 , aided by acquisition of nationwide license throughout China ▪ Secured Chinese nationwide insurance license enabling broadening of product range and future launch of B2C and B2B2C business throughout China ▪ Approved to offer securities on all major stock exchanges in Hong Kong, U.S. and China ▪ Regulatory approval from Hong Kong SFC to enable offer of securities trading on major stock exchanges in Hong Kong, U.S. and China ▪ Stock trading platform, Magpie, in final stages of testing, set for full launch in mid - September ▪ Initiated testing on our proprietary stock trading platform ▪ Commodities platform launching by end of September - focusing initially on China’s oil and gas market ▪ Partnership signed with leading oil and gas trade center, enabling offer of commodity trading and futures exchange services ▪ Micronet stake now 37.0% (not consolidated) ▪ Stake in Micronet was approximately 50.3% and consolidated ▪ Approximately $114M Cash ▪ $123M Cash 4

Fintech: Insurance Business Strategy to date to sign large number of brokers, aiming to achieve critical mass then migrate customers to high margin B2C » Generated $12.3 million of revenues from insurance division in Q2, up 50% Q over Q » Nationwide license enables us to sell a full range of insurance products throughout mainland China » To date, all revenues generated from B2B customers. Now set to expand into B2B2C and then B2C business, which is expected to drive further growth and higher margins in 2H 2021 » Expanded network of provincial licenses post Q2, again set to drive significant revenue growth in 2H 2021 » Shift towards higher margin insurance products during 2H 2021 5

Fintech: Stock Trading Business Full launch of Magpie stock trading app set for mid - September » Chose to build own proprietary platform and technology rather than licensing from third party » Customers have greater access to more financial markets; a wider range of stocks; more market data; enhanced analytics/charting; and a more engaging user experienced » Proprietary platform is competitive with leading offerings in the market and enables MICT to retain all client data and cross - sell products » Considerable technological development and extensive testing undertaken throughout Q2 » Soft launch initiated in early Q3, with full launch set for mid September » MICT has funded and capitalized Magpie with $60 million to finance its launch and future growth, including margin facilities for its customers » Licensed under Hong Kong SFC, the most highly regarded financial market by the Chinese market 6

Fintech: Oil and Gas Commodities Launching commodities trading platform by end of September » Expected initial launch by end of September » Already commenced customer acquisition from clients of Shanghai Petroleum and Natural Gas Trading Center (account for approximately 20 % of China’s oil and gas trade) » Partnership signed with Shandong Commodities Exchange » Revenue contribution expected in H 2 2021 » Targeting brokerage services and finance solutions to a large number of SPNG’s trading partners 7

Micronet: Recent Developments » Ownership of Micronet was reduced from approximately 50.3% at March 31, 2021 to approximately 37% at June 30, 2021 » Currently below 50% ownership – no longer required to consolidate within MICT P&L » Accounted for using equity method, as long - term investment with value of $965,000 at June 30, 2021 8

First Half Accomplishments vs. Second Half Targets First Half Second Half ▪ $21.3M revenue, primarily from new B2B insurance broker segment, up 50% in Q2 Q/Q ▪ Continued rapid growth in insurance segment, leveraging nationwide insurance license and securing local licenses to enable accelerated sales penetration ▪ Secured nationwide insurance license enabling broadening of products and expansion into B2B2C and B2C throughout China ▪ Expanding Company focus from B2B to B2B2C and B2C, facilitating higher margins and individualized products ▪ Regulatory approval to offer securities trading on all major stock exchanges in Hong Kong, U.S. and China ▪ Launching Magpie app in mid Sept, adding a major source of additional revenue ▪ Built and extensively tested stock trading app in preparation for launch ▪ Launching commodities trading platform, opening up a large market opportunity, set to generate revenues in 2H ▪ Signed partnership for commodity trading and currently building platform to provide financial services to partner’s customers that account for 20% of China’s oil and gas trading market ▪ Strong balance sheet with approximately $114 million in cash to support our growth 9 Migrating to Higher Margin - Products and Higher - Margin Channels

MICT Q2 2021 Results » Total revenue in the second quarter of 2021 was $12.3M versus $8.9M in Q1, up 38% » Gross profit of $0.7M in Q2 2021 versus $1.9M in Q1 2021, margin reduction due to incentives used to attract critical mass of new brokers/customers, set to recover in H2 2021 » Research and development expenses were $0.4M in the second quarter of 2021 versus $0.2M in Q1 » Selling and marketing expenses were $1.4M in the second quarter versus $1.0 in Q1 » General and administrative expenses were $14.9M in the second quarter, up from $4.6M in Q1. Increase relates to non - cash costs, advisor expenses and costs related to earlier financings » Operating loss in Q2 2021 was $16.6M ($8.8M relating to non - cash stock - based costs) versus a loss of $4.8M in Q1 10

Balance Sheet Highlights In $000's As 6/30/2021 of 12/31/2020 Cash, cash equivalents and restricted cash $ 114,183 $ 29,049 Total current assets $ 133,779 $ 33,680 Total assets $ 177,624 $ 77,733 Total current liabilities $ 15,287 $ 6,987 Total long - term liabilities $ 6,577 $ 5,050 Total equity $ 155,760 $ 65,696 11

Income Statement Results MICT, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (USD In 000’s, Except Share and Earnings Per Share Data) - Unaudited 12

Q2 - 21 Non - GAAP Financial Measures Six months ended June 30, (Dollars in Thousands, other than share and per share amounts) 2021 2020 GAAP net loss attributable to MICT, Inc. $ (22,857) $ (1,408) Amortization of acquired intangible assets 1,568 - Expenses related to settlement agreements 532 - Options - based compensation 458 - Stock - based compensation 8,368 - Income tax - effect of above non - GAAP adjustments (414) - Total Non - GAAP net loss attributable to MICT, Inc. $ ( 12 , 3 4 5 ) $ ( 1 , 4 0 8 ) Non - GAAP net loss per diluted share attributable to MICT, Inc. $ (0.12) $ (0.13) Weighted average common shares outstanding used in per share calculations 102,992,830 11,092,144 GAAP net loss per diluted share attributable to MICT, Inc. $ (0.22) $ (0.12) Weighted average common shares outstanding used in per share calculations 102,992,830 11,092,144 13

MICT, Inc. Always in Front MICT (Nasdaq Capital Markets) www.mict - inc.com 14